Marketable Securities	12 Months Ended
Dec. 31, 2015
Investments, Debt and Equity Securities [Abstract]
Marketable Securities
3.	MARKETABLE SECURITIES

Changes in the value of marketable securities, as reported in current assets on the consolidated balance sheets as at December 31, 2015 and December 31, 2014 are detailed in the tables below:

	December 31, 2014	Purchase	Sale	Change in fair value included in OCI*	Change in fair value recognized in earnings	December 31, 2015
U.S. Treasury Bonds	334	—	—	1	—	335

Total	334	—	—	1	—	335

*	Other Comprehensive Income

	December 31, 2013	Purchase	Sale	Change in fair value included in OCI*	Foreign exchange result through OCI*	December 31, 2014
U.S. Treasury Bonds	—	333	—	1	—	334
Corporate Bonds	57	—	(58)	—	1	—

Total	57	333	(58)	1	1	334

*	Other Comprehensive Income

As at December 31, 2015, the Company held $335 million in U.S. Treasury bonds. The bonds had an average rating of Aaa/AA+/AAA from Moody’s, S&P and Fitch, respectively, with a weighted average maturity of 4.3 years. The debt securities were reported as current assets on the line “Marketable Securities” on the consolidated balance sheet as at December 31, 2015, since they represented investments of funds available for current operations. The bonds were classified as available-for-sale and recorded at fair value as at December 31, 2015 and 2014, respectively. This fair value measurement corresponds to a Level 1 fair value hierarchy measurement. The aggregate amortized cost basis of these securities totaled $332 million as at December 31, 2015.

The Company held corporate bonds amounting to $57 million, which matured in 2014. No credit loss was identified on these instruments.